UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                     February 16, 2006 (February 14, 2006)

                                    WQN, Inc.
         -------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


             Delaware                  000-27751                 75-2838415
-------------------------------------------------------------------------------
  (State or Other Jurisdiction   (Commission File Number)   (I.R.S. Employer
        of Incorporation)                                   Identification No.)


               14911 Quorum Drive, Suite 140, Dallas, Texas, 75254
      --------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code: 972-361-1980

                                 Not Applicable
    ------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the
                registrant under any of the following provisions:


[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.
             -------------

WQN, Inc. (the "Company") has commenced litigation against Mark C. Hotton, the former chief executive officer of Park Ave. Assoc. LLC ("PAA"), and certain other persons and entities, seeking the return of the monies involved in the transactions that the Company alleges were improperly conducted at PAA. On February 14, 2006, the Supreme Court of the State of New York issued an Order to Show Cause with Temporary Restraining Order against Mr. Hotton and certain others. Since these legal proceedings are in a preliminary stage, the Company is unable to estimate the likelihood or magnitude of any monetary recovery at this time. Additional information regarding the registrant's investment in PAA may be found in the registrant's Current Report on Form 8-K dated February 10, 2006.


                                   SIGNATURES
                                   ----------


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 16, 2006


                                            WQN, INC.


                                            By:  /s/ David S. Montoya
                                                 --------------------
                                                 David S. Montoya
                                                 Chief Financial Officer